Acquisitions and disposals	12 Months Ended
Dec. 31, 2022
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Acquisitions and disposals
41. Acquisitions and disposals
Details of the acquisition and disposal of significant subsidiaries, associates, joint ventures and other businesses are given below:
2022
Business acquisitions
On 1 July 2022, GSK completed the acquisition of 100% of Sierra Oncology, Inc., a California-based, late-stage biopharmaceutical company focused on targeted therapies for the treatment of rare forms of cancer, for $1.9 billion (£1.6 billion). The main asset is momelotinib which targets the medical needs of myelofibrosis patients with anaemia. Total transaction costs were £52 million.
On 15 August 2022, GSK completed the acquisition of 100% of Affinivax, Inc. a clinical-stage biopharmaceutical company based in Cambridge, Boston, Massachusetts focused on pneumococcal vaccine candidates. The consideration for the acquisition comprised an upfront payment of $2.2 billion (£1.8 billion) as adjusted for working capital acquired paid upon closing and two potential milestone payments each of $0.6 billion (£0.5 billion) to be paid upon the achievement of certain paediatric clinical development milestones. The estimated fair value of the contingent consideration payable was £482 million. The values are provisional and are subject to change. The total transaction costs were £71 million.
Since acquisition, no sales arising from the Sierra Oncology or Affinivax businesses have been included in Group turnover and no revenue is expected until regulatory approval is received on the acquired assets.
GSK continues to support the ongoing development of the acquired assets and consequently these assets will be loss making until regulatory approval on these assets is received. The development of these assets has been integrated into the Group’s existing R&D activities, so it is impracticable to quantify these development costs or the impact on Total profit after taxation for the period.
Goodwill of £1,127 million (£162 million for Sierra Oncology and £965 million for Affinivax), which is not expected to be deductible for tax purposes, has been recognised. The goodwill represents workforce in place, and specific synergies available to GSK from the business combinations. The goodwill has been allocated to the Group’s Commercial Operations and R&D segments, (refer to Note 19 ‘Goodwill’ for allocation methodology).

	Sierra Oncology £m	Affinivax £m	Total £m

Net assets acquired

Intangible assets	1,497	1,467	2,964

Property, plant and equipment	–	30	30

Right of use assets	1	52	53

Inventory	60	–	60

Trade and other receivables	2	17	19

Cash and cash equivalents	175	109	284

Lease liabilities	(1)	(55)	(56)

Trade and other payables	(40)	(77)	(117)

Taxation	(259)	(236)	(495)

	1,435	1,307	2,742

Goodwill	162	965	1,127

Total	1,597	2,272	3,869

Total cash	1,597	1,790	3,387

Fair value of contingent consideration	–	482	482
On 24 November 2022 GSK signed an agreement to buy out the 25%
non-controlling
interest in Glaxo Saudi Arabia Ltd for SAR94 million (£21 million), to be paid in 2023.

Demerger of Consumer Healthcare business
On 18 July 2022, GSK plc separated its Consumer Healthcare business from the GSK Group to form Haleon, an independent listed company. The separation was effected by way of a demerger of 80.1% of GSK’s 68% holding in the Consumer Healthcare business to GSK shareholders. Following the demerger, 54.5% of Haleon was held in aggregate by GSK shareholders, 6.0% remains held by GSK (including shares received by GSK’s consolidated ESOP trusts) and 7.5% remains held by certain Scottish Limited Partnerships (SLPs) set up to provide collateral for a funding mechanism pursuant to which GSK will provide additional funding for GSK’s UK defined benefit pension schemes (Note 31). The aggregate ownership by GSK (including ownership by the ESOP trusts and SLPs) after the demerger of 13.5% was measured at fair value with changes through profit or loss. Pfizer continued to hold 32% of Haleon after the demerger.
Under IFRIC 17 ‘Distributions of Non-cash Assets to Owners’ a liability and an equity distribution are measured at the fair value of the assets to be distributed when the dividend is appropriately authorised and it is no longer at the entity’s discretion. The liability and equity movement, and associated gain on distribution were recognised in Q3 2022 when the demerger distribution was authorised and occurred.
The asset distributed was the 54.5% ownership of the Consumer Healthcare business. The net carrying value of the Consumer Healthcare business in the consolidated financial statements, including the retained 13.5% and net of the amount attributable to the non-controlling
interest, was approximately £11.0 billion at the end of June. GSK’s £6.3 billion share of the shareholder loans made in Q1 2022 in advance of the pre-separation
dividends was eliminated in the consolidated financial statements. The assets distributed were reduced by Consumer Healthcare transactions up to 18 July that principally included pre-separation
dividends declared and settled after the end of Q2 2022 and before 18 July 2022. Those dividends included: £10.4 billion (£7.1 billion attributable to GSK) of dividends funded by Consumer Healthcare debt that was partially on-lent
during Q1 2022 and dividends of £0.6 billion (£0.4 billion attributable to GSK) from available cash balances.
The fair value of the 54.5% ownership of the Consumer Healthcare business distributed was £15.5 billion. This was measured by reference to the quoted average Haleon share price over the first five days of trading, this being a fair value measured with observable inputs which was considered to be representative of the fair value at the distribution date. A gain on distribution of this fair value less book value of the attributable net assets of the Consumer Healthcare business of £7.7 billion was recorded in the Income Statement in 2022. There was an additional gain of £2.4 billion to remeasure the retained 13.5% from its book value to fair value of £3.9 billion using the same fair value methodology as used for the distributed shares. The gain on distribution and on remeasurement of the retained stake upon demerger was presented as part of discontinued operations. Any future gains or losses on the retained stake in Haleon will be recognised in continuing operations. In addition, there was a reclassification of the Group’s share of cumulative exchange differences arising on translation of the foreign currency net assets of the divested subsidiaries and offsetting net investment hedges from reserves into the Income Statement of £0.6 billion. The total gain on demerger of Consumer Healthcare was £10.1 billion. These transactions were presented in profit from discontinued operations in 2022.

2022 £m

Fair value of the Consumer Healthcare business distributed (54.5%)	15,526

Fair value of the retained ownership in Haleon plc (13.5%)	3,853

Total fair value	19,379

Carrying amount of the net assets and liabilities distributed/de-recognised	(12,887)

Carrying amount of the non-controlling interest de-recognised	3,038

Gain on demerger before exchange movements and transaction costs	9,530

Reclassification of exchange movements and net investment hedge movements on disposal of overseas subsidiaries	554

Total gain on the demerger of Consumer Healthcare	10,084

Consumer Healthcare was presented as a discontinued operation as at 30 June 2022 and disclosed as such in the interim financial statements. The Consolidated Income Statement and Consolidated Cash Flow Statement distinguish discontinued operations from continuing operations. Comparative figures have been restated on a consistent basis. Financial information relating to the operations of Consumer Healthcare for the period is set out below and includes financial information until 18 July 2022.
This financial information differs both in purpose and basis of preparation from the Historical Financial Information and the Interim Financial Information included in the Haleon prospectus and from that which will be published by Haleon on 2 March 2023. As a result, whilst the two sets of financial information are similar, they are not the same because of certain differences in accounting and disclosure under IFRS.

Total results	2022 £m	2021 £m	2020 £m

Turnover	5,581	9,418	9,745

Expense	(4,730)	(7,575)	(7,947)

Profit before tax	851	1,843	1,798

Taxation	(235)	(263)	(513)

Tax rate %	27.6%	14.3%	28.5%

(Loss)/profit after taxation from discontinued operations: Consumer Healthcare	616	1,580	1,285

Other gains/(losses) on demerger	2,433	–	–

Remeasurement of discontinued operations distributed to shareholders on demerger	7,651	–	–

Profit after taxation on demerger of discontinued operations	10,700	1,580	1,285

Non-controlling interest in discontinued operations	205	511	409

Earnings attributable to shareholders from discontinued operations	10,495	1,069	876

Earnings per share from discontinued operations	260.6p	26.7p	22.0p
Other business disposals
There were no other material business disposals in 2022.

Cash flows	Business acquisitions £m	Business disposals - demerger £m	Business disposals - other £m

Cash consideration	(3,392)	–	–

Net deferred consideration paid	–	–	(34)

Cash and cash equivalents (divested)/acquired	284	(933)	(9)

	(3,108)	(933)	(43)

Transaction costs paid	(79)	(141)	–

Cash (outflow)/inflow	(3,187)	(1,074)	(43)
Cash consideration for business acquisitions included £5 million related to other business acquisition activity.
2021
Business acquisitions
GSK completed no material business acquisitions in 2021.
Business disposals
GSK made a number of business disposals for net cash consideration received in the year of £10 million. The profit on the disposal of the businesses in the year of £24 million was calculated as follows:

Total £m

Consideration:

Cash consideration including currency forwards, purchase adjustments and deferred consideration	10

Total	10

Net assets sold:

Property, plant and equipment	3

Cash and cash equivalents	1

Other net assets	1

Total	5

Costs:

Deal costs	(16)

Reclassification of exchange from other comprehensive income	35

Gain on disposals in 2021	24

Associates and joint ventures
On 20 May 2021 GSK agreed with Innoviva, Inc. (“Innoviva”) to sell all of its approximately 32 million shares of common stock of Innoviva back to Innoviva at a price of $12.25 per share, raising gross proceeds of approximately $392 million. Following settlement of the transaction, GSK will no longer hold any Innoviva stock. See details in Note 21 ‘Investment in associates and joint ventures’.
Cash flows

	Business disposals £m	Associates and joint ventures disposals £m

Cash consideration received	43	277

Net deferred consideration paid	(51)	–

Transaction costs	(8)	–

Cash and cash equivalents (divested)/acquired	(1)	–

Cash (outflow)/inflow	(17)	277
2020
Business acquisitions
GSK completed one smaller business acquisition when it acquired 55% of Pfizer Biotech Corporation Taiwan, a part of Pfizer’s consumer healthcare business, which was not previously recognised as part of the Consumer Healthcare Joint Venture, on 28 September 2020 for non cash consideration of £129 million. This represented goodwill of £124 million, cash of £21 million and other assets acquired of £18 million less non-controlling
interest of £14 million and net liabilities of £20 million.

Total £m

Net assets acquired:

Intangible assets	2

Property, plant and equipment	5

Inventory	5

Trade and other receivables	6

Cash and cash equivalents	21

Trade and other payables	(20)

19

Non-controlling interest	(14)

Goodwill	124

129

Non-cash consideration (settlement of a promissory note)	129

Total consideration	129
Business disposals
On 1 April 2020, GSK completed its divestment of Horlicks and other Consumer Healthcare nutrition products in India and a number of other countries (excluding Bangladesh) to Unilever and the merger of GSK’s Indian listed Consumer Healthcare entity with Hindustan Unilever, an Indian listed public company. GSK received a 5.7% equity stake in Hindustan Unilever and £395 million in cash. GSK disposed of its equity stake in Hindustan Unilever during May 2020.
The divestment in Bangladesh closed on 30 June 2020. Total cash consideration received was £177 million.
The cash divested as part of the disposal of the India and Bangladesh Consumer Healthcare entities was £478 million.

The profit on the disposal of the businesses in the year of £2,795 million was
calculated as follows:

	Horlicks divestment £m	Other (1) £m	Total £m

Consideration:

Cash consideration receivable including currency forwards and purchase adjustments	492	157	649

Equity investment in Hindustan Unilever Limited	3,124	–	3,124

Total	3,616	157	3,773

Net assets disposed:

Goodwill	142	1	143

Intangible assets	15	103	118

Property, plant and equipment	56	12	68

Inventory	–	6	6

Cash and cash equivalents	478	3	481

Other net (liabilities)/assets	(155)	1	(154)

Total	536	126	662

Costs:

Transaction costs	12	28	40

Derivative	240	–	240

Reclassification of exchange from other comprehensive income	36	–	36

Total	288	28	316

Gain on disposals	2,792	3	2,795
The exposure to share price movements embedded in the agreement to merge GSK’s Indian listed Consumer Healthcare entity with Hindustan Unilever Limited as part of the divestment of Horlicks and other nutrition products in India and a number of other countries was recognised as a derivative between signing of the agreement in 2018 and completion of the transaction in 2020. £240 million is recorded as a cost in the table above for the derecognition of the derivative asset. This largely reflects fair value gains recognised in the Income Statement in prior periods.
Associates and joint ventures
During the year, GSK made investments into associates of £4 million and £4 million was paid in cash.

Cash flows	Business acquisitions £m	Business disposals £m	Associates and joint ventures investments £m

Cash consideration received/(paid)	–	786	(4)

Net deferred consideration	–	(19)	–

Transaction costs	(6)	(27)	–

Cash and cash equivalents acquired/(divested)	21	(481)	–

Cash (outflow)/inflow	15	259	(4)

(1)	Other includes Consumer Healthcare disposals where the income statement impact is not restated.